UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Materials under § 240.14a-12

S&P Global Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No Fee Required.

☐  Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

Step 1: Go to www.envisionreports.com/spgi Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/spgi Online Go to www.envisionreports.com/spgi or scan the QR code — login details are located in the shaded bar below. 2026 Annual Meeting Notice 049GVB Important Notice Regarding the Availability of Proxy Materials for the S&P Global Inc. Annual Meeting of Shareholders to be Held on May 20, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at: Obtaining a Printed Copy of the Proxy Materials – If you want a printed copy of the proxy materials mailed to you, please make your request on or before May 8, 2026 to facilitate timely delivery. Please follow the instructions on the reverse side of this Notice. There is no charge to you. 2NOT Easy Online Access — View your proxy materials and vote. You can help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to view the current meeting materials online. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/spgi. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials S&P Global Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2026. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each Director Nominee listed below, FOR Proposals 2 and 3, and AGAINST Proposals 4 and 5. 1. Election of Directors: 01 - Marco Alverà 04 - Stephanie Hill 07 - Ian Livingston 10 - Gregory Washington 02 - Martina Cheung 05 - Rebecca Jacoby 08 - Robert Moritz 03 - Jacques Esculier 06 - Hubert Joly 09 - Maria Morris 2. Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in the Proxy Statement; 3. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026; 4. Vote on a shareholder proposal to reduce the stock ownership threshold for calling a special shareholder meeting; 5. Vote on a shareholder proposal to issue a report on the Company’s charitable support; 6. Consider any other business, if properly raised. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE BY MAIL. * 401(k) and ESPP plan participants must vote by 5:00 p.m. (EDT) on May 18, 2026. Plan shares cannot be voted during the Annual Meeting. 2026 Annual Meeting Notice RETAIN THIS NOTICE TO ATTEND THE VIRTUAL ANNUAL MEETING ONLINE S&P Global Inc. Annual Meeting of Shareholders at 8:30 a.m. (EDT) on Wednesday, May 20, 2026 S&P Global’s Annual Meeting of Shareholders will be held in a virtual-only format. To attend, go online to https://meetnow.global/MQJTHK2 At the website, choose the option to enter the virtual meeting as a “Shareholder” and provide the 15-digit number printed in the circled area located on the reverse side of this Notice. Shareholders who enter as such can vote* their proxy during the meeting and ask questions. A “guest” option will also be made available for listen-only access. (see reverse side for instructions to vote online)